UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange

Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange

Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange

Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange

Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange

Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐

Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐

Digital Realty Trust, L.P.:	☐

Introductory Note

Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 8.01.	Other Events.

Results of Tender Offer for 3.400% Notes due 2020 and 5.250% Notes due 2021

On June 14, 2019, Digital Realty announced the results of the previously announced cash tender offer (the “Tender Offer”) by the operating partnership for any and all of its outstanding $500 million in aggregate principal amount of 3.400% Notes due 2020 (the “2020 Notes”) and any and all of its outstanding $400 million aggregate principal amount of 5.250% Notes due 2021 (the “2021 Notes,” and, together with the 2020 Notes, the “Notes”). The Tender Offer expired at 5:00 p.m., New York City time, on Friday, June 14, 2019 (the “Expiration Time”). As of the Expiration Time, $445,863,000 or 89.17% of the $500,000,000 aggregate principal amount of the 2020 Notes and $283,405,000 or 70.85% of the $400,000,000 aggregate principal amount of the 2021 Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer. The operating partnership accepted for purchase all of the Notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Payment for the Notes purchased pursuant to the Tender Offer was made on June 17, 2019 (the “Settlement Date”) and payment for Notes tendered by notice of guaranteed delivery is anticipated to be made on June 19, 2019 (the “Guaranteed Delivery Settlement Date”).

The consideration paid under the Tender Offer was $1,013.38 per $1,000 principal amount of 2020 Notes and $1,044.01 per $1,000 principal amount of 2021 Notes, plus accrued and unpaid interest to, but not including, the Settlement Date. The total Tender Offer consideration of $754,708,957.22, including accrued and unpaid interest, was funded from a portion of the net proceeds from the previously announced issuance and sale by the operating partnership of its U.S. dollar-denominated 3.600% Notes due 2029 (the “2029 Notes”).

The Tender Offer was made pursuant to the operating partnership’s Offer to Purchase dated June 10, 2019 and the related Notice of Guaranteed Delivery. J.P. Morgan Securities LLC acted as Dealer Manager for the Tender Offer. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the Notes nor is it a solicitation for acceptance of the Tender Offer.

The press releases announcing the pricing and expiration of the Tender Offer are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in this Item 8.01 by this reference.

Redemption of 3.400% Notes due 2020 and 5.250% Notes due 2021

On June 17, 2019, Digital Realty announced that its operating partnership has elected to redeem all of its Notes that remain outstanding following the Tender Offer on July 17, 2019 (the “Redemption Date”). The aggregate principal amounts outstanding of 2020 Notes and 2021 Notes following the settlement of the Tender Offer are $54,137,000 and $116,595,000, respectively. The redemption price for the 2020 Notes is equal to the sum of (a) $1,011.463 per $1,000 principal amount of the 2020 Notes, or 101.1463% of the aggregate principal amount of the 2020 Notes, plus (b) accrued and unpaid interest to, but excluding, the Redemption Date equal to $10.011 per $1,000 principal amount of the 2020 Notes. The redemption price for the 2021 Notes is equal to the sum of (a) $1,040.626 per $1,000 principal amount of the 2021 Notes, or 104.0626% of the aggregate principal amount of the 2021 Notes, plus (b) accrued and unpaid interest to, but excluding, the Redemption Date equal to $17.792 per $1,000 principal amount of the 2021 Notes.

Wells Fargo Bank, National Association, as trustee for the 2020 Notes, issued a notice to registered holders of the 2020 Notes concerning the redemption and Deutsche Bank Trust Company Americas, as trustee for the 2021 Notes, issued a notice to registered holders of the 2021 Notes concerning the redemption. The operating partnership intends to use the net proceeds from the 2029 Notes offering, together with borrowings under its global revolving credit facility or cash on hand, to fund these redemptions. After such redemptions, no Notes will remain outstanding. The foregoing does not constitute a notice of redemption with respect to the Notes.

A copy of the press release, dated June 17, 2019, announcing the redemptions is attached hereto as Exhibit 99.3 and is incorporated in this Item 8.01 by this reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: timing and consummation of the Tender Offer and the redemption of Notes; the intended use of the net proceeds from the offering of the 2029 Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the Tender Offer and the redemption of Notes; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we operate, as detailed from time to time in each of our reports filed with the SEC. There can be no assurance that the proposed transactions will be consummated on the terms described herein or at all.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Digital Realty dated June 14, 2019

99.2	Press Release of Digital Realty dated June 14, 2019

99.3	Press Release of Digital Realty dated June 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc. Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Executive Vice President, General Counsel and Secretary